                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 24, 1998



             Credit Suisse First Boston Mortgage Securities Corp.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                333-33807        13-3320910
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(STATE OR OTHER JURISDICTION   (COMMISSION)    (I.R.S. EMPLOYER
OF INCORPORATION)               FILE NUMBER)  IDENTIFICATION NO.)



11 Madison Avenue, New York, New York                  10010
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


Registrant's telephone number, including area code (212) 325-2000

    Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2
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ITEM 5.  OTHER EVENTS.

         On June 30, 1998, the Registrant will cause the issuance and sale of approximately $160,797,577 initial principal amount of Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1998-WFC2, Class A-I, Class A-II, Class A-III, Class IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1998 among the Registrant, Wilshire Servicing Corporation, as Servicer, and Bankers Trust Company of California, N.A., as Trustee and Back-Up Servicer. In connection with the sale of the Class A-I, Class A-II, Class A-III, Class IO, Class M-1, Class M-2 and Class M-3 Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Credit Suisse First Boston Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-33807 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and to not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

                                       2
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a) Financial Statements of Businesses Acquired.

              Not applicable

         (b) Pro Forma Financial Information.

              Not applicable

         (c)  Exhibits.

              99.1 Computational Materials prepared by the Underwriters in connection with the sale of Publicly Offered Certificates of the Registrant, filed pursuant to Rules 202 and 311(i) of Regulation S-T (filed in paper).

                                       3
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., Registrant



                   By:  /s/ Heidi Davis
                       -------------------------------------------
                   Name:   Heidi Davis
                   Title:  Vice President



Dated:  July 1, 1998

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                               INDEX OF EXHIBITS



 Exhibit               Description                       Page
---------  ------------------------------------          ----

  99.1     Computational Materials prepared by
           the Underwriters in connection with
           the sale of Publicly Offered
           Certificates of the Registrant,
           filed pursuant to Rules 202 and
           311(i) of Regulation S-T (filed in
           paper).